UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 22, 2018

CBL & ASSOCIATES PROPERTIES, INC.
CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    Effective June 22, 2018, the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved the appointment of Michael I. Lebovitz as President of the Company. Stephen D. Lebovitz, who served as Chief Executive Officer and President prior to the promotion of Michael I. Lebovitz to the position of President, will continue to serve as the Company’s Chief Executive Officer.

Additional information concerning Michael I. Lebovitz is incorporated herein by reference from those sections entitled “Election of Directors – Additional Executive Officers” and “Certain Relationships and Related Person Transactions” in the Company’s Proxy Statement for its 2018 Annual Meeting of Stockholders, filed with the SEC on March 29, 2018.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also on June 22, 2018, effective immediately and in conjunction with the separation of the positions of Chief Executive Officer and President as described above, the Board of Directors approved amendments to Sections 2.2, 3.4, 4.4 and 4.5 of the Company’s Third Amended and Restated Bylaws (the “Bylaws”), to clarify the roles of the Company’s Chief Executive Officer and its President in relation to the calling of Special Meetings and the general administration of the Company’s business and affairs, when those positions are held by two separate individuals.

The foregoing description of these amendments to the Third Amended and Restated Bylaws is qualified in its entirety by reference to the text of the amendments, filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
3.3	Amendment to the Third Amended and Restated Bylaws of CBL & Associates Properties, Inc., Effective June 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President – Chief
Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President – Chief
Financial Officer and Treasurer

Date: June 28, 2018